Earnings Results First Quarter 2021 April 22, 2021

Safe Harbor Statement your Partner • Choice • Bank | 2 This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

your Partner • Choice • Bank | 3 Introduction

Franchise Footprint your Partner • Choice • Bank | 4 • Servicing 6 of top 10 Korean-American MSAs in the U.S. through our branches and LPOs (1) (1) Based on total population projected for 2018 by S&P Global Market Intelligence.

Equity Information your Partner • Choice • Bank | 5 (1) Retrospectively adjusted for 10% stock dividend payouts on February 22, 2016 and January 15, 2017 As of April 20, 2021 Ticker PCB Market Cap $221.2 million Price Per Share $14.27 52 Week Range $7.97 - $16.31 Dividend Yield (Dividend Payout Ratio) 2.80% (29.21% 2Q20-1Q21) Number of Shares 15,497,649 $ 0 .0 2 5 $ 0 .0 2 5 $ 0 .0 2 5 $ 0 .0 2 7 $ 0 .0 2 7 $ 0 .0 2 7 $ 0 .0 2 7 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 5 0 $ 0 .0 6 0 $ 0 .0 6 0 $ 0 .0 8 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 0.0 00 0.0 20 0.0 40 0.0 60 0.0 80 0.1 00 0.1 20 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 67% 20% Historical Quarterly Cash Dividend Per Share (1) (1) 33% 25% Stock Repurchase Announced on April 8, 2021 to repurchase up to 5% of outstanding stocks, which represents 775,000 shares, through September 7, 2021.

Historical Performance your Partner • Choice • Bank | 6 $1.03 $1.19 $1.34 $1.45 $1.58 $1.69 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2016 2017 2018 2019 2020 Mar-21 Held-For-Investment Loans ($bn) $1.09 $1.25 $1.44 $1.48 $1.59 $1.75 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2.0 00 2016 2017 2018 2019 2020 Mar-21 Deposits ($bn) $14.0 $16.4 $24.3 $24.1 $16.2 $8.6 0.0 00 5.0 00 10. 000 15. 000 20. 000 25. 000 30. 000 2016 2017 2018 2019 2020 03/21 YTD Net Income ($mm) $1.11 $1.21 $1.65 $1.49 $1.04 $0.55 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2016 2017 2018 2019 2020 03/21 YTD Diluted Earnings Per Share CAGR +11.3% CAGR +9.9%

Historical Performance your Partner • Choice • Bank | 7 1.25% 1.22% 1.53% 1.40% 0.84% 1.75% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% 2016 2017 2018 2019 2020 03/21 YTD Return on Average Assets 12.47% 12.00% 14.26% 10.88% 7.08% 14.66% 0.0 00 0.0 20 0.0 40 0.0 60 0.0 80 0.1 00 0.1 20 0.1 40 0.1 60 2016 2017 2018 2019 2020 03/21 YTD Return on Average Equity 54.9% 52.0% 52.8% 52.3% 53.5% 46.8% 0.4 20 0.4 40 0.4 60 0.4 80 0.5 00 0.5 20 0.5 40 0.5 60 2016 2017 2018 2019 2020 03/21 YTD Efficiency Ratio 4.18% 4.22% 4.23% 4.11% 3.53% 3.70% 0.0 30 0.0 32 0.0 34 0.0 36 0.0 38 0.0 40 0.0 42 0.0 44 2016 2017 2018 2019 2020 03/21 YTD Net Interest Margin (1) Annualized (1)

COVID-19 Update your Partner • Choice • Bank | 8 As of March 31, 2021 o SBA PPP Loans • 2,249 loans with aggregated carrying value of $218.7 million • Second round PPP: 1,072 loans with aggregated contractual loan balance of $108.6 million (carrying value: $104.3 million) o Loan Modification Related to COVID-19 • 18 customers for aggregated loan balance of $19.8 million o Allowance for Loan Losses • Established 1.51% of total loans held-for-investment (1.74% excluding SBA PPP loans) o Liquidity • Maintained cash and cash equivalents of $211.8 million, or 10.3% of total assets • Maintained available borrowing capacity of $540.1 million, or 26.3% of total assets o Capital • Bank’s Tier 1 leverage capital ratio of 11.81% and CET 1 capital ratio of 15.62%

your Partner • Choice • Bank | 9 Recent Financial Performance

1Q21 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 03/31/21	12/31/20	03/31/20
Income Statement Summary:			
Interest Income	$ 19,258	$ 19,508	$ 21,660
Interest Expense	1,439	2,101	5,094
Net Interest Income	17,819	17,407	16,566
Noninterest Income	2,857	4,524	2,026
Noninterest Expense	9,669	11,550	10,567
Provision for Loan Losses	(1,147)	2,142	2,896
Pretax Income	12,154	8,239	5,129
Income Tax Expense	3,594	2,452	1,557
Net Income	8,560	5,787	3,572
Diluted Earnings Per Share ("EPS")	$ 0.55	$ 0.38	$ 0.23
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 1,685,916	$ 1,583,578	$ 1,451,038
Loans held-for-sale ("HFS")	3,569	1,979	16,191
Total Deposits	1,753,771	1,594,851	1,477,442
Total Assets	2,050,672	1,922,853	1,799,937
Shareholders' Equity	240,263	233,788	224,125
Key Metrics:			
Book Value ("BV") Per Share	$ 15.53	$ 15.19	$ 14.58
Return on Average Assets ("ROAA") (1)	1.75%	1.19%	0.81%
Return on Average Equity ("ROAE") (1)	14.66%	9.92%	6.35%
Net Interest Margin ("NIM")	3.70%	3.64%	3.85%
Efficiency Ratio	46.76%	52.67%	56.84%

- Recorded a reversal for loan losses of $1.1 million in 1Q21 primarily due to improvement in historical loss factors and qualitative adjustment factors reflecting general economic condition
- Allowance for loan losses to HFI loans ratio was 1.51% at March 31, 2021 compared with 1.67% at December 31, 2020. Excluding PPP loans, the ratio was 1.74% and 1.83% at March 31, 2021 and December 31, 2020, respectively
- Declared cash dividend of $0.10 per share in 1Q21
- SBA PPP loans totaled $218.7 million (2,249 loans), net of deferred fees and costs
- Loans with modifications related to the COVID-19 pandemic totaled $19.8 million (18 customers)

(1) Annualized.

your Partner • Choice • Bank | **10**

Commercial Property - Owner Occupied 27% Commercial Property - Non-Owner Occupied 37% Commercial and Industrial 11% SBA PPP 13% Residential Property 11% Other Consumer 1% HFI Loan Composition Loan Overview your Partner • Choice • Bank | 11 $899 $904 $953 $957 $956 $1,002 $1,023 $1,062 $232 $227 $240 $244 $218 $206 $205 $193 $241 $236 $235 $227 $224 $213 $198 $191 $24 $23 $23 $23 $22 $22 $22 $21$134 $136 $136 $219 $1,396 $1,390 $1,451 $1,451 $1,554 $1,579 $1,584 $1,686 0 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 HFI Loan Trend Commercial Property Commercial and Industrial Residential Property Other Consumer SBA PPP ($ in millions) March 31, 2021 YoY +16.2% $584 $565 $580 $587 $590 $619 $629 $636 250% 242% 244% 249% 247% 257% 256% 251% -380.0% -280.0% -180.0% -80.0% 20.0% 120 .0% 220 .0% 320 .0% 420 .0% 300 .0 350 .0 400 .0 450 .0 500 .0 550 .0 600 .0 650 .0 700 .0 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Commercial Real Estate (1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance

Fixed (WA Rate: 4.80%) 27% Variable (WA Rate: 4.04%) 51% Hybrid (WA Rate: 4.77%) 22% Interest Rate Mix (2) $45 $25 $50 $29 $21 $52 $32 $49 $31 $20 $33 $19 $19 $22 $24 $23 $83 $65 $87 $57 $25 $53 $45 $51 6.02% 5.92% 5.20% 5.20% 4.15% 4.14% 3.94% 4.02% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.0 20.0 40.0 60.0 80.0 100 .0 120 .0 140 .0 160 .0 180 .0 200 .0 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 New Production (1),(2) by Rate Type Fixed Hybrid Variable WA Rate Loan Interest Rate Mix your Partner • Choice • Bank | 12(1) Total commitment basis (2) Excluding SBA PPP loans. March 31, 2021($ in millions) 16% 17% 20% 22% 24% 25% 25% 27% 22% 23% 23% 23% 23% 23% 23% 22% 62% 60% 57% 55% 53% 52% 52% 51% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100 % Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Interest Rate Mix Trend (2) Fixed Hybrid Variable

SBA PPP Loans your Partner • Choice • Bank | 13 Unpaid Principal Balance (“UPB”) Remaining Balance of ($ in thousands) # of Loans Carrying Value 2-Year Maturity 5-Year Maturity Origination Fee Origination Cost Funded in 2020 $50K or Under 736 $ 14,696 $ 13,457 $ 1,266 $ 315 $ 287 Between $50K and $150K 249 21,232 21,069 472 368 59 Between $150K and $350K 125 28,035 28,235 259 488 30 Between $350K and $2MM 64 42,053 42,002 486 451 16 $2MM or More 3 8,401 8,427 0 27 1 Total 1,177 $ 114,417 $ 113,190 $ 2,483 $ 1,649 $ 393 Summary of SBA PPP loans as of March 31, 2021: Summary of relationships of SBA PPP loan customers as of March 31, 2021: SBA PPP Loans Demand Deposit Accounts (“DDAs”) ($ in thousands) # of Loans UPB Mar-21 Mar-20 Change Existing relationships 1,953 $ 202,427 $ 275,863 $ 135,470 $ 140,393 New customers with new DDA relationships 140 16,182 7,213 0 7,213 No other relationships 156 5,621 0 0 0 Total 2,249 $ 224,230 $ 283,076 $ 135,470 $ 147,606 Funded in 2021 $50K or Under 618 $ 12,302 $ 0 $ 13,309 $ 1,416 $ 410 Between $50K and $150K 283 24,154 0 25,143 1,174 185 Between $150K and $350K 98 21,191 0 22,163 1,037 64 Between $350K and $2MM 72 44,702 0 45,942 1,287 47 $2MM or More 1 1,943 0 2,000 58 1 Total 1,072 $ 104,292 $ 0 $ 108,557 $ 4,972 $ 707

Loan Modification your Partner • Choice • Bank | 14 Currently Modified Previously ModifiedCarrying Value Weighted-Average ($ in thousands) Payment Deferment (1) Interest Only Payment Total Interest Rate Loan-to- Value (1) Accrued Interest Receivable Carrying Value Accrued Interest Receivable Commercial property $ 0 $ 11,830 $ 11,830 3.59% 45.6% $ 77 $ 356,265 $ 2,510 SBA property 0 1,627 1,627 4.94% 73.8% 27 2,576 29 Commercial term 0 5,506 5,506 3.88% 92 41,379 100 SBA commercial term 0 513 513 5.50% 3 1,341 7 Residential property 349 0 349 3.25% 51.4% 5 37,070 760 Other consumer 0 0 0 0.00% 0 1,116 3 Total $ 349 $ 19,476 $ 19,825 3.82% $ 204 $ 438,196 $ 3,409 0 Summary of loans with modifications related to the COVID-19 pandemic: Summary of modification expiration: (1) Collateral value at origination (2) Payment deferment of both principal and interest As of March 31, 2021 During the Month of ($ in thousands) Apr-21 May-21 Jun-21 Jul-21 Aug-21 Total Commercial property $ 0 $ 0 $ 0 $ 8,984 $ 2,846 $ 11,830 SBA property 1,627 0 0 0 0 1,627 Commercial term 0 1,085 795 3,626 0 5,506 SBA commercial term 513 0 0 0 0 513 Residential property 349 0 0 0 0 349 Total $ 2,489 $ 1,085 $ 795 $ 12,610 $ 2,846 $ 19,825

Loan Modification your Partner • Choice • Bank | 15 Migration of loans with modifications related to the COVID-19 pandemic: From December 31, 2020 to March 31, 2021 ($ in thousands) Dec-20 Early Termination Expired Re- Modification New Modification Modification Type Change Amortization Mar-21 Commercial property Payment deferment (1) $ 9,688 $ 0 (8,983) 8,983 $ 0 (8,983) (705) $ 0 Interest only payment 14,444 0 (13,129) 2,846 0 8,983 (1,314) 11,830 SBA property 4,192 (2,576) 0 0 0 0 11 1,627 Commercial term Payment deferment (1) 2,462 0 (2,461) 2,461 0 (2,461) (1) 0 Interest only payment 3,065 0 0 0 0 2,461 (20) 5,506 SBA commercial term 1,841 (1,338) 0 0 0 0 10 513 Residential property 425 (423) 0 0 349 0 (2) 347 Total $ 36,117 $ (3,914) $ (24,996) $ 14,290 $ 349 $ 0 $ (2,021) $ 19,825 HFI loans $ 1,583,578 $ 1,685,916 SBA PPP loans 135,654 218,709 HFI loans, excluding SBA PPP loans $ 1,447,826 $ 1,467,207 Total modified loans to HFI loans, excluding SBA PPP loans 2.5% 1.4% (1) Payment deferment of both principal and interest

Credit Quality your Partner • Choice • Bank | 16 $1.8 $1.8 $2.8 $4.5 $4.8 $4.0 $4.6 $3.8 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Non-Performing Assets (“NPAs”) 0.11% 0.11% 0.16% 0.25% 0.24% 0.20% 0.24% 0.19% 0.0 0% 0.0 5% 0.1 0% 0.1 5% 0.2 0% 0.2 5% 0.3 0% Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 NPAs to Total Assets 0.96% 0.94% 0.99% 1.15% 1.30% 1.55% 1.67% 1.51% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Allowance (1) to HFI Loans 1.83% (2) 933% 710% 509% 408% 453% 683% 838% 1746% 0% 200% 400% 600% 800% 100 0% 120 0% 140 0% 160 0% 180 0% 200 0% Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Allowance (1) to Non-Performing Loans (1) Allowance for Loan Losses (2) Excluding SBA PPP loans ($ in millions) 1.43% (2) 1.70% (2) 1.74% (2)

Loan Concentration your Partner • Choice • Bank | 17 Real Estate Loans – Commercial By Property Type as of March 31, 2021 Total Loans With Modification Related to COVID-19 ($ in thousands) Carrying Value % to Total LTV(1) Carrying Value % to Total % to Property Type Total LTV(1) Industrial $ 202,788 19.1% 50.6% $ 0 Retail (More Than 50%) 183,230 17.3% 50.2% 0 Mixed Use 122,873 11.6% 45.5% 0 Gas Station 77,949 7.3% 54.2% 0 Office 72,548 6.8% 53.7% 2,846 21.1% 3.9% 56.4% Motel / Hotel 71,303 6.7% 51.3% 9,236 68.7% 13.0% 43.0% Apartments 68,302 6.4% 47.4% 0 Medical 60,392 5.7% 54.0% 0 Car Wash 28,403 2.7% 49.8% 0 Golf Course 28,019 2.6% 49.6% 0 Auto (Sales, Repair, & etc.) 23,374 2.2% 50.7% 0 Church 16,609 1.6% 49.6% 0 Spa, Sauna, & other self-care 16,236 1.5% 57.2% 744 5.5% 4.6% 75.4% Condominium (Commercial) 15,711 1.5% 47.8% 0 Construction 13,151 1.2% 61.2% 0 Supermarket 10,329 1.0% 63.6% 0 Other 50,459 4.8% 47.3% 631 4.7% 1.3% 74.7% Total $ 1,061,676 100.0% 50.6% $ 13,457 100.0% 1.3% 49.3% Real Estate Loans – Residential as of March 31, 2021 (1) Collateral value at origination Total Loans With Modification Related to COVID-19 ($ in thousands) Carrying Value LTV(1) FICO Carrying Value % to Total LTV(1) FICO Residential Property $ 190,990 56.3% 755 $ 349 0.2% 51.4% 809

Loan Concentration your Partner • Choice • Bank | 18 Commercial and Industrial Loans – By Industry Type as of March 31, 2021 Total, Excluding SBA PPP Loans Loans with Modification Related to COVID-19 SBA PPP Loans ($ in thousands) Carrying Value % to Total Carrying Value % to Total % to Industry Type Total Carrying Value % to Total General Manufacturing & Wholesale Trade $ 62,845 32.5% $ 0 $ 51,180 23.3% Food Services 33,694 17.4% 843 14.0% 2.5% 73,625 33.7% Retail Trade 29,712 15.4% 15 0.2% 0.1% 17,740 8.1% Professional, Scientific, & Technical Services 15,571 8.1% 0 14,073 6.4% Real Estate Related 14,923 7.7% 0 12,013 5.5% Other Services 9,041 4.7% 4,075 67.8% 45.1% 15,952 7.3% Health Care & Social Assistance 7,413 3.8% 0 6,033 2.8% Entertainment & Recreation 5,997 3.1% 0 2,978 1.4% Finance & Insurance 4,482 2.3% 0 3,472 1.6% Transportation & Warehousing 4,241 2.2% 669 11.1% 15.8% 8,482 3.9% All Other 5,490 2.8% 417 6.9% 7.6% 13,161 6.0% Total $ 193,409 100.0% $ 6,019 100.0% 3.1% $ 218,709 100.0%

Loan Concentration your Partner • Choice • Bank | 19 Geographic Concentration as of March 31, 2021 Real Estate - Commercial Real Estate – Residential Commercial & Industrial, Excluding SBA PPP SBA PPP ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 893,531 84.2% $ 186,457 97.6% $ 163,161 84.3% $ 169,270 77.2% New Jersey 34,976 3.3% 4,533 2.4% 12,663 6.5% 10,744 4.9% New York 40,377 3.8% 0 4,571 2.4% 10,914 5.0% Washington 32,185 3.0% 0 553 0.3% 1,259 0.6% Texas 17,748 1.7% 0 3,635 1.9% 5,006 2.3% Nevada 12,884 1.2% 0 1,231 0.6% 4,824 2.2% Georgia 3,501 0.3% 0 1,156 0.6% 4,703 2.2% Illinois 2,967 0.3% 0 1,458 0.8% 2,021 0.9% Colorado 4,549 0.4% 0 669 0.3% 143 0.1% Virginia 3,397 0.3% 0 231 0.1% 1,562 0.7% Maryland 1,749 0.2% 0 1,292 0.7% 1,237 0.6% Oregon 2,420 0.2% 0 167 0.1% 774 0.4% Pennsylvania 2,788 0.3% 0 18 0.1% 55 0.1% Other States 8,604 0.8% 0 2,604 1.3% 6,197 2.8% Total $ 1,061,676 100.0% $ 190,990 100.0% $ 193,409 100.0% $ 218,709 100.0%

Credit Quality vs. Peers (1) your Partner • Choice • Bank | 20 1.75% 0.97% 0.74% 0.65% 0.31% 0.27% 0.22% 0.13% 0.09% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% Hanmi Hope Peer Group $1 to $3BN Woori America US Metro CBB PCB Shinhan America Open NPAs / (Total Loans + OREO) (2) 2.30% 2.26% 1.38% 0.54% 0.46% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% Hanmi Hope CBB Open PCB Classified Assets to Total Assets (3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: Press release concerning financial performance March 31, 2021 Peer Data as of December 31, 2020 March 31, 2021 Peer Data as of December 31, 2020

Deposit Overview your Partner • Choice • Bank | 21 $1,081 $1,124 $1,103 $1,097 $1,126 $1,305 $1,298 $1,246 $1,422 75% 78% 77% 74% 76% 79% 79% 78% 81% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 500 600 700 800 900 1,00 0 1,10 0 1,20 0 1,30 0 1,40 0 1,50 0 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Core Deposits (1) Core Deposits % to Total Deposits Noninterest DDA 41% Retail Other Interest- Bearing 24% Retail Time Deposits 25% Internet Time Deposits 1% State and Brokered Deposits 9% Deposit Composition (1) Core Deposits are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non-GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure. $340 $353 $360 $394 $551 $576 $538 $716 $331 $332 $332 $364 $369 $378 $384 $412 $658 $624 $605 $539 $518 $479 $468 $443 $5 $37 $32 $25 $18 $118 $123 $182 $175 $172 $182 $180 $165 $1,447 $1,432 $1,479 $1,477 $1,647 $1,647 $1,595 $1,754 - 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 2,00 0 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Internet Time Deposits State and Brokered Deposits YoY +18.7% ($ in millions) ($ in millions) March 31, 2021

Maturity Schedule your Partner • Choice • Bank | 22 Time Deposits as of March 31, 2021 Retail Time Deposits Internet Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Month $ 103,509 0.77% $ 17,616 0.73% $ 100,000 0.11% $ 221,124 0.47% 3 to 6 Month 105,812 0.63% 0 0 105,812 0.63% 6 to 9 Month 83,936 0.51% 0 15,000 0.05% 98,936 0.44% 9 to 12 Month 138,082 0.51% 0 50,000 0.05% 188,082 0.39% More than 12 Month 11,738 1.87% 0 0 11,738 1.87% Total $ 443,077 0.63% $ 24,902 0.73% $ 165,000 0.08% $ 625,693 0.49% FHLB Advances as of March 31, 2021 FHLB Advances ($ in thousands) Amount WA Rate Less Than 3 Month $ 30,000 0.32% 3 to 6 Month 0 6 to 9 Month 0 9 to 12 Month 0 More than 12 Month 10,000 2.07% Total $ 40,000 0.76%

Profitability your Partner • Choice • Bank | 23 $6.6 $6.8 $4.2 $3.6 $3.4 $3.4 $5.8 $8.6 $9.8 $9.6 $10.0 $8.0 $8.6 $9.2 $10.4 $11.0 (1 .0) 1.0 3.0 5.0 7.0 9.0 11.0 13.0 15.0 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Net Income PTPP 1.52% 1.55% 0.96% 0.81% 0.69% 0.69% 1.19% 1.75% 2.25% 2.18% 2.32% 1.82% 1.76% 1.85% 2.13% 2.25% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 ROAA Adjusted ROAA $0.40 $0.42 $0.26 $0.23 $0.22 $0.22 $0.38 $0.55 $0.60 $0.59 $0.63 $0.51 $0.56 $0.60 $0.67 $0.71 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Diluted EPS Adjusted Diluted EPS 12.01% 12.02% 7.25% 6.35% 5.98% 5.98% 9.92% 14.66% 17.76% 16.93% 17.44% 14.28% 15.25% 16.02% 17.79% 18.85% 0.0 0% 2.0 0% 4.0 0% 6.0 0% 8.0 0% 10. 00% 12. 00% 14. 00% 16. 00% 18. 00% 20. 00% 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measure.

Noninterest Income your Partner • Choice • Bank | 24 $29.2 $22.2 $27.1 $11.7 $27.1 $8.6 $42.4 $10.9 9.1% 9.3% 7.6% 9.0% 7.5% 10.7% 10.5% 12.0% 6.5% 6.8% 5.3% 6.0% 5.3% 8.0% 7.5% 10.9% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10. 0% -5.00 5.0 0 15. 00 25. 00 35. 00 45. 00 55. 00 65. 00 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $35.1 $30.6 $37.9 $30.0 $10.7 $40.1 $25.3 $19.2 0.0 0 5.0 0 10. 00 15. 00 20. 00 25. 00 30. 00 35. 00 40. 00 45. 00 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 SBA 7(a) Loan Production (1) $1.2 $1.3 $1.4 $1.3 $1.4 $1.5 $1.0 $1.5 $1.9 $1.5 $1.4 $0.7 $1.5 $0.8 $3.5 $1.3 62% 55% 62% 36% 51% 36% 77% 46% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Noninterest Income Trend Gain on Sale of AFS Securities Gain on Sale of Loans All Other Income Gain % to Total (1) Total commitment basis ($ in millions) $0.8

Noninterest Expense your Partner • Choice • Bank | 25 $6.6 $6.9 $6.0 $6.6 $5.8 $6.4 $7.4 $6.2 $4.4 $3.9 $4.3 $4.0 $3.9 $3.5 $4.2 $3.5 2.52% 2.48% 2.40% 2.39% 1.98% 1.99% 2.38% 1.95% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 53.0% 53.0% 50.7% 56.8% 53.0% 51.7% 52.7% 46.8% 62.5% 61.9% 62.1% 64.1% 61.2% 60.4% 60.4% 0.00% 10.0 0% 20.0 0% 30.0 0% 40.0 0% 50.0 0% 60.0 0% 70.0 0% 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Efficiency Ratio (2) PCB Peer Average 248 249 255 259 251 252 246 246 235 240 245 250 255 260 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Number of FTE(3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions)

Net Interest Margin your Partner • Choice • Bank | 26 6.39% 6.22% 5.85% 5.64% 4.73% 4.81% 4.73% 4.63% 4.17% 4.11% 3.96% 3.85% 3.22% 3.43% 3.64% 3.70% 2.17% 2.13% 1.99% 1.77% 1.17% 0.92% 0.73% 0.52% 1.69% 1.64% 1.53% 1.34% 0.85% 0.63% 0.49% 0.34% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Yield & Cost (1) Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized

Capital Ratios & BV Per Share your Partner • Choice • Bank | 27 11.81% 15.62% 15.62% 16.88% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.0 0% 12.0 0% 14.0 0% 16.0 0% 18.0 0% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $13.98 $14.30 $14.44 $14.58 $14.78 $14.91 $15.19 $15.53 13.0 0 13.5 0 14.0 0 14.5 0 15.0 0 15.5 0 16.0 0 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 BV Per Share March 31, 2021 12.94% 13.22% 12.99% 12.45% 11.24% 11.35% 12.16% 11.72% 10.0 0% 10.5 0% 11.0 0% 11.5 0% 12.0 0% 12.5 0% 13.0 0% 13.5 0% Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Total Equity to Total Assets (1) (1) The Company did not have any intangible equity components for the presented periods.

Non-GAAP Measures your Partner • Choice • Bank | 28 Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. Pre-Tax Pre-Provision Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently

Non-GAAP Measures your Partner • Choice • Bank | 29 The following table reconciles core deposits to total deposits to its most comparable GAAP measure: ($ in thousands) 06/30/19 09/30/19 12/31/19 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 Total Deposits $ 1,446,526 $ 1,432,262 $ 1,479,307 $ 1,477,442 $ 1,646,930 $ 1,647,107 $ 1,594,851 $ 1,753,772 Less: Time Deposits Greater Than $250K (284,780) (296,785) (289,726) (266,970) (260,180) (257,208) (268,683) (266,845) Less: Brokered Deposits (27,510) (32,503) (92,393) (84,506) (82,010) (92,001) (80,002) (65,004) Core Deposits $ 1,124,236 $ 1,102,974 $ 1,097,188 $ 1,125,966 $ 1,304,740 $ 1,297,898 $ 1,246,166 $ 1,421,923 Core Deposits to Total Deposits 77.7% 77.0% 74.2% 76.2% 79.2% 78.8% 78.1% 81.1%

PCB BANCORP

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21
Net Income	(a)	$ 6,601	$ 6,785	$ 4,158	$ 3,572	$ 3,367	$ 3,449	$ 5,787	$ 8,560
Add: Provision (rever for Loan Losses		394	(102)	4,030	2,896	3,855	4,326	2,142	(1,147)
Add: Income Tax Provision		2,767	2,871	1,811	1,557	1,363	1,464	2,452	3,594
PTPP Income (Non-GAAP)	(b)	$ 9,762	$ 9,554	$ 9,999	$ 8,025	$ 8,585	$ 9,239	$ 10,381	$ 11,007
Average Total Assets	(c)	$ 1,742,584	$ 1,734,957	$ 1,710,370	$ 1,770,785	$ 1,956,464	$ 1,991,614	$ 1,939,326	$ 1,987,217
ROAA (1)	(a)/(c)	1.52%	1.55%	0.96%	0.81%	0.69%	0.69%	1.19%	1.75%
Adjusted ROAA (Non-GAAP)(1)	(b)/(c)	2.25%	2.18%	2.32%	1.82%	1.76%	1.85%	2.13%	2.25%
Average Total Shareholders' Equity	(d)	$ 220,486	$ 223,932	$ 227,472	$ 226,086	$ 226,454	$ 229,463	$ 232,156	$ 236,790
ROAE (1)	(a)/(d)	12.01%	12.02%	7.25%	6.35%	5.98%	5.98%	9.92%	14.66%
Adjusted ROAE (Non-GAAP)(1)	(b)/(d)	17.76%	16.93%	17.44%	14.28%	15.25%	16.02%	17.79%	18.85%
Net Income		$ 6,601	$ 6,785	$ 4,158	$ 3,572	$ 3,367	$ 3,449	$ 5,787	$ 8,560
Less: Income Allocated to Participating Securities		0	0	(10)	(9)	(8)	(8)	(11)	(33)
Net Income Allocated to Common Stock	(e)	6,601	6,785	4,148	3,563	3,359	3,441	5,776	8,527
Add: Provision for Loan Losses		394	(102)	4,030	2,896	3,855	4,326	2,142	(1,147)
Add: Income Tax Provision		2,767	2,871	1,811	1,557	1,363	1,464	2,452	3,594
PTPP Income Allocated to Common Stock	(f)	$ 9,762	$ 9,554	$ 9,989	$ 8,016	$ 8,577	$ 9,231	$ 10,370	$ 10,974
WA common shares outstanding, diluted	(g)	16,330,039	16,099,598	15,948,793	15,700,144	15,373,655	15,377,531	15,392,355	15,533,608
Diluted EPS	(e)/(g)	$ 0.40	$ 0.42	$ 0.26	$ 0.23	$ 0.22	$ 0.22	$ 0.38	$ 0.55
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.60	$ 0.59	$ 0.63	$ 0.51	$ 0.56	$ 0.60	$ 0.67	$ 0.71

(1) Annualized.

your Partner • Choice • Bank | 30